2


     EXECUTION  COPY
     ---------------
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------


     THIS LOAN AGREEMENT (this "Agreement"), made and entered into as of April 15, 2003, by and between NEOGENOMICS, INC., a Florida corporation ("Borrower"), MVP 3, LP, a Delaware liability company ("MVP"), and NEOGENOMICS, INC., a Nevada corporation and the parent of Borrower (the "Guarantor").

                                    RECITALS
                                    --------

A. MVP and certain individual guarantors (the "Individual Guarantors") have obtained a loan (the "Fifth Third Loan") from Fifth Third pursuant to a Loan Agreement of even date herewith (the "Fifth Third Loan Agreement")

B. MVP desires to lend a significant portion of the proceeds of the Fifth Third Loan to Borrower to be used by Borrower for general working capital purposes.

     C.     Borrower  is  a  wholly  owned  subsidiary  of  Guarantor.

D. Guarantor will receive a direct benefit from the loans made to Borrower, inasmuch as it is the parent of Borrower.

E. MVP is willing to make the loans to Borrower described in this Agreement upon and subject to the terms and conditions set forth herein.

                                   PROVISIONS
                                   ----------

     NOW, THEREFORE, for and in consideration of the agreements herein contained, the parties hereby agree as follows:

     l.     INCORPORATION  OF  RECITALS.  The Recitals portion of this Agreement
            ---------------------------
is hereby incorporated by this reference as though it were fully set forth and rewritten herein, and the affirmative statements therein contained shall be deemed to be representations of Borrower, and Guarantor to MVP which are hereby ratified and confirmed.



2.     LOAN FACILITIES.  MVP hereby agrees to lend to Borrower up to the maximum
       ---------------
sum of One Million Five Hundred Thousand Dollars ($1,500,000.00) (hereinafter referred to as the "Loan"), on and subject to the terms and conditions hereinafter set forth. As used in this Agreement, the term "Liabilities" or "Liability" shall mean the Loan and any and all other indebtedness, advances, obligations, covenants, undertakings and liabilities of Borrower and Guarantor (including amendments, restatements, modifications, extensions and renewals thereof) to MVP or any affiliate of MVP under all documents now or hereafter executed by Borrower and/or Guarantor in favor of (or acquired by) MVP or any affiliate of MVP (the "Loan Documents") or however created, direct or indirect, now existing or hereafter arising, due or to become due, absolute or contingent, participated in whole or in part, whether evidenced or created by promissory notes, agreements or otherwise, in any manner acquired by or accruing to MVP or any affiliate of MVP, whether by agreement, assignment or otherwise, as well as any and all obligations of Borrower or Guarantors to MVP or any affiliate of MVP, whether absolute, contingent or otherwise and howsoever and whensoever (whether now or hereafter) created, including, without limitation, (a) obligations of another or others guaranteed or endorsed by Borrower, and (b) whether or not presently contemplated by the parties on the date hereof, including all costs and expenses incurred in the collection of such indebtedness or the loan referred to herein, taxes levied, insurance and repairs to or for the maintenance of the Collateral hereinafter described. As used in this Agreement, an "Advance" shall mean a sum advanced by MVP from time to time under the Loan, and "Advances" shall mean all such sums collectively.

     3.     TERM  OF  LOAN.  The specific provisions of the Loan, including, but
            --------------
not limited to, the rate of interest, term, late charge, prepayment rights, conditions for draws and default rate of interest, are contained in that certain Note of even date herewith from Borrower to MVP (the "Note"), in the form attached  hereto  as  Exhibit A, as the same may be amended, restated, modified,
                      ---------
extended  and/or  replaced  from  time  to  time.

     4.     EVIDENCE  OF INDEBTEDNESS AND SECURITY INTEREST.  The Loan described
            -----------------------------------------------
in paragraph 2 hereof shall be evidenced by the Note, as described in paragraph 3 hereof, executed by Borrower in favor of MVP. The Note shall be secured by:

     (a) Security Agreement executed by Borrower in favor of MVP dated of even date herewith, as the same may be amended, modified, restated, replaced and extended from time to time, encumbering all business assets of Borrower, to be delivered to MVP concurrent with this Agreement;

     (b) Security Agreement executed by Guarantor in favor of MVP dated of even date herewith, as the same may be amended, modified, restated, replaced and extended from time to time, encumbering all business assets of Guarantor, to be delivered to MVP concurrent with this Agreement;

     (c) Guaranty executed by the Guarantor in favor of MVP dated of even date herewith, as the same may be amended, modified, restated, replaced and extended from time to time, to be delivered to MVP concurrent with this Agreement;

     (d) Stock Pledge Agreement executed by Guarantor in favor of MVP dated of even date herewith, as the same may be amended, modified, restated, replaced and extended from time to time, to be delivered to MVP concurrent with this Agreement; and

     (e) such other and additional instruments as may now or hereafter be granted by Borrower or the Guarantor to MVP.

     To secure the performance of this Agreement, and subject to Permitted Liens and the security interest granted to Fifth Third BANK, FLORIDA, a Florida banking corporation, Borrower hereby grants in favor of MVP a continuing security interest in all accounts, equipment, inventory, goods, equipment, trademarks and tangible and intangible personal property of Borrower (as such terms are defined under the Uniform Commercial Code enacted in the State of Florida, as amended from time to time ("UCC")), regardless of whether the foregoing is now owned or existing or is owned, acquired or arises hereafter and the proceeds and products of all of the foregoing including, without limitation, proceeds from all eminent domain or condemnation awards or insurance covering the described property. Borrower hereby authorizes MVP to file any and all UCC financing statements, amendments, continuations and/or modifications which MVP deems necessary or desirable to create, maintain and/or perfect a valid second security interest created herein in such property.

     As used herein, the term "Collateral" shall include all documents, instruments and property described in (a) through (e) above (sometimes referred to as the "Loan Documents"), and all of Borrower's and/or Guarantor's right, title and interest in any sums, documents or instruments at any time credited by or due from MVP or any affiliate of MVP to Borrower or Guarantor or in the possession of MVP or any affiliate of MVP, including, without limitation, deposits. Upon the occurrence of any default by Borrower, Borrower and Guarantor hereby authorize MVP to appropriate and use any of the Collateral or proceeds of the Collateral referred to in this paragraph 4 in which MVP has a security interest or of which MVP or any affiliate of MVP has possession and any of the sums, documents or instruments referred to in this sentence or the proceeds thereof for application against the Liabilities. Borrower shall not sell, assign, transfer or grant a security interest to any other person in, or otherwise encumber, the Collateral and sums covered by this paragraph 4 except in favor of MVP. Guarantor shall not sell, assign, transfer or grant a security interest to any other person in, or otherwise encumber, the Collateral and sums covered by this paragraph 4 except in favor of MVP or in favor of Borrower as collaterally assigned to MVP, or as otherwise permitted under any of the Loan Documents. As used herein the term "Person" includes natural persons, corporations (which shall be deemed to include business trusts), limited liability companies, associations and partnerships. As used herein the phrase "Permitted Liens" means the following: (a) liens for taxes, fees, assessments or other governmental charges or levies, either not yet due and payable or being contested in good faith by appropriate proceedings with appropriate reserves for full payment of the same; (b) liens (i) upon or in any equipment acquired or held by Borrower or Corporate Guarantor to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment, but not to exceed Fifty Thousand Dollars ($50,000.00) in the aggregate, or (ii) existing on such equipment at the time of its acquisition, provided that the lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, and provided, further, that the same has been disclosed to Fifth Third in writing prior to the execution of this Agreement; (c) leases or subleases and licenses or sublicenses granted to others in the ordinary course of Corporate Guarantor's business not interfering in any material respect with the business or financial condition of Corporate Guarantor and which do not, in the aggregate, require payments by Corporate Guarantor in excess of Fifty Thousand Dollars ($50,000.00), and any interest or title of a lessor, licensor or under any lease or license provided that such leases, subleases, licenses and sublicenses do not prohibit the grant of the security interest granted hereunder; and (d) liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by liens of the type described in clauses (a) through (c) above, provided that any extension, renewal or replacement lien shall be limited to the property encumbered by the existing lien and provided that the principal amount of the indebtedness being extended, renewed or refinanced does not increase.

     5.     FINANCIAL  STATEMENTS,  BOOKS  AND  RECORDS.
            -------------------------------------------

     (a) Borrower shall furnish to MVP its opening balance sheet reflecting the net worth of Borrower, which shall be certified by Borrower or otherwise in a manner satisfactory to MVP. Borrower shall also furnish MVP with copies of all of its federal tax returns (with all schedules) and all reports filed by it with any governmental entity or agency within ten (10) days of filing. Notwithstanding the foregoing, MVP may, at its option, upon the occurrence of any default by Borrower or Guarantor, require Borrower to furnish updated financial statements during the term of the loan on a periodic basis together with such other financial information as may from time to time be reasonably required by MVP, all in form and detail reasonably satisfactory to MVP.

               (b) As soon as practicable and in any event within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year Guarantor shall furnish to MVP, either (i) a copy of a report on Form 10-QSB, or any successor form, and any amendments thereto, filed by Guarantor with the Securities and Exchange Commission with respect to the immediately preceding fiscal quarter or (ii) an unaudited consolidated balance sheet of Guarantor as of the close of such fiscal quarter and unaudited consolidated statements of income, stockholders' equity and cash flows for the fiscal quarter then ended and that portion of the fiscal year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the preceding fiscal year and prepared in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the period, and certified by a the Chief Executive Officer or Chief Financial Officer of Guarantor to present fairly in all material respects the financial condition of the Parent and Guarantor as of their respective dates and the results of operations of Guarantor and Borrower for the respective periods then ended, subject to normal year end adjustments.

         (c) As soon as practicable and in any event within ninety (90) days after the end of each fiscal year Guarantor shall furnish to MVP, either (i) a copy of a report on Form 10-KSB, or any successor form, and any amendments thereto, filed by Guarantor with the Securities and Exchange Commission with respect to the immediately preceding fiscal year or (ii) an audited consolidated balance sheet of the Borrower and Guarantor as of the close of such fiscal year and audited consolidated statements of income, stockholders' equity and cash flows for the fiscal year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding fiscal year and prepared by an independent certified public accounting firm in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operation of any change in the application of accounting principles and practices during the year.

     (e) In addition to the foregoing, Borrower and Guarantor shall make or cause to be made available to MVP or its representative(s) such books, records and reports (including, but not limited to, income tax returns) that in any way may reasonably pertain to said party's financial condition or the loan herein made by MVP upon reasonable request therefor from time to time made by MVP.

     6.     FINANCIAL  COVENANTS.  Beginning  with  the  calendar quarter ending
            --------------------
June 30, 2003, and continuing with each calendar quarter thereafter until all Loans are paid in full and there is no credit available to Borrower from MVP, Borrower's working capital as a percentage of its gross revenues shall not exceed forty percent (40%), calculated as follows: Borrower's (a) current assets less current liabilities determined pursuant to generally accepted accounting principles ("GAAP") divided by (b) Borrower's gross revenues for the preceding four (4) quarters, determined pursuant to GAAP. This ratio shall be measured as of the end of each calendar quarter on a rolling four (4) quarter basis and calculation of the same shall be prepared by Guarantor and submitted to MVP upon the earlier of (y) within forty-five (45) days after the end of each calendar quarter except the last and within ninety (90) days after the last calendar quarter or (z) three (3) business days of the filing of any quarterly or annual reports of either Guarantor or Parent with the Securities & Exchange CommissionIn the event Borrower fails to comply with any financial covenant, availability under the Revolving Line of Credit shall be suspended until such time as Borrower demonstrates it has achieved compliance and has paid a covenant waiver fee in an amount established by MVP for any such waiver (which amount shall not exceed the amount of the waiver fee that MVP is required to pay to Fifth Third).
     .

7.     FEES.   Borrower  shall  also  pay  at Closing all out-of-pocket expenses
       ----
incurred by MVP in connection with the Loan, including, without limitation, all fees due by MVP to Fifth Third and its attorney's and representatives, attorneys' fees and expenses, documentary stamp taxes and recording fees; provided that in no event shall such fees exceed Twenty Thousand Dollars ($20,000). In addition, at such time as there is additional Availability under the Note, Borrower shall pay MVP, concurrent with the first Advance under the Note from such additional Availability, a commitment fee in the amount of the greater of two percent (2%) of such additional Availability or Five Thousand Dollars ($5,000.00), provided that the total commitment fee payable by Borrower
                      --------
under  the  Note  shall  not  exceed  Fifteen  Thousand  Dollars  ($15,000.00).

     8.     BORROWER'S  REPRESENTATIONS,  WARRANTIES AND UNDERTAKINGS.  Borrower
            ---------------------------------------------------------
hereby represents, warrants and covenants to MVP that all of the following statements are true and correct in all material respects and shall continue to be so until all Liabilities are paid in full and MVP has no obligation to make further Advances:

     (a) Borrower is duly organized and validly existing under the laws of the State of Florida. Borrower is duly qualified and is authorized to do business in all other states and jurisdictions where the character of its property or the nature of its activities make such qualification necessary;

     (b) Borrower has the right and power and is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party. The execution, delivery and performance of this Agreement and each of the other Loan Documents to which it is a party have been duly authorized by all necessary action and do not and will not, to the best of Borrower's knowledge, after reasonable inquiry, contravene, violate, result in a breach of or constitute a default under any of Borrower's governing documents, any applicable law, rule, regulation, order, writ, judgment, injunction, or decree, or any indenture or loan or credit agreement of Borrower;

     (c) This Agreement is, and each of the other Loan Documents to which it is a party when delivered under this Agreement will be, a legal, valid and binding obligation of Borrower enforceable against it in accordance with their respective terms, and no notice to or consent of any governmental body or any Person is needed in connection with this Agreement or any Advance under the Loans;

     (d) To the best of Borrower's knowledge, after reasonable inquiry, Borrower has, and is in good standing with respect to, all governmental consents, approvals, authorizations, permits, certificates, inspections and franchises necessary to continue to conduct its business as heretofore and/or proposed to be conducted by it and to own stock of and/or lend money to Parent and/or Guarantor as now owned and/or proposed to be owned by it;

     (e) Borrower is not a party or subject to any contract, agreement, charter or other restriction, which materially adversely affects its business or the lending of money to or ownership of stock of Parent and/or Guarantor. Borrower is not a party or subject to any contract or agreement which restricts its right or ability to incur any indebtedness which would prohibit the execution of or compliance with this Agreement by Borrower. Borrower has not agreed or consented to cause, nor will Borrower permit in the future (upon the happening of a contingency or otherwise) the Collateral to be subject to a lien that is not permitted under this Agreement;

     (f) There are no actions, suits, proceedings or investigations pending, or to the knowledge of Borrower, threatened, against or affecting Borrower, or the business, operations, properties, prospects, profits or condition of Borrower, in any court or before any governmental authority or arbitration board or tribunal. Borrower is not in default with respect to any order, writ, injunction, judgment, decree or rule of any court, governmental authority or arbitration board or tribunal;

     (g) Neither the financial statements of Borrower, this Agreement nor any other written statement of Borrower to MVP, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. There is no material fact which Borrower has failed to disclose to MVP in writing which adversely affects or, so far as Borrower can now foresee, will adversely affect the business, prospects, profits or condition (financial or otherwise) of Borrower or Guarantor or the ability of Borrower or Guarantor to perform this Agreement;

     (h) To the best of Borrower's knowledge, Borrower and Guarantor have duly complied with, and their respective property and business operations are in compliance in all material respects with, and will maintain compliance in all material respects with, the provisions of all federal, state and local laws, rules and regulations applicable to Borrower and/or Guarantor and their respective property or the conduct of their respective business, and there have been no citations, notices or orders of noncompliance issued to Borrower or Guarantor under any such law, rule or regulation, including, without limitation, any demand for reimbursement, recoupment and/or setoff from any governmental entity or Private Third Party Payor rendering payment to Guarantor. As used herein, "Private Third Party Payor" includes any insurance product, self-insured employer, or other source of payment for health care services which is not paid directly by a governmental entity under a governmental program covering the provision of health care and/or laboratory services;

     (i) Borrower shall use the loan proceeds solely for the purposes described herein and as represented in Borrower's loan request;

     (j) Borrower and/or Individual Guarantors have and will have the ability to appoint a majority of the directors of Guarantor;

     (k) Borrower has not employed or engaged any broker, finder or agent who may claim a commission or fee on the loan transaction described in this Agreement and Borrower hereby agrees to indemnify and hold MVP harmless from any such claim or demand and litigation resulting therefrom;

     (l) Borrower shall, from time to time, upon request of MVP, furnish MVP with such information and documents reasonably necessary to protect MVP's interest in the Collateral and to effectuate the terms of this Agreement and the other Loan Documents;

     (m) No event has occurred and no condition exists which would, upon the execution and delivery of this Agreement or Borrower's performance hereunder, constitute an event of default as hereinafter described. Borrower is not in default, and no event has occurred and no conditions exist which constitute, or which with the passage of time or the giving of notice or both would constitute, a default in the payment of any indebtedness of Borrower to any person for money borrowed which could have a material adverse effect on Borrower;

     (n) Borrower has and will maintain good and marketable title in the items of property described herein as Collateral owned by Borrower free and clear of any liens, encumbrances or adverse claims, whether legal or equitable, except for Permitted Liens or as agreed in writing by MVP. Borrower shall at all times maintain such insurance, to such extent and against such risks, including, fire, theft, workmen's compensation claims, general liability and property damage, as is customary with companies in the same or similar business or as required by MVP, providing a schedule of same to MVP;

     (o) Borrower will not incur, create, assume or permit to exist any indebtedness or liability for borrowed money which could constitute a lien upon or create a security interest in its assets except (i) in favor of MVP, or (ii) Permitted Liens;

     (p) Borrower will not directly or indirectly guarantee or otherwise be responsible for payment or performance of the obligations of any other Person except in favor of MVP;

     (q) Borrower will not sell, transfer or otherwise dispose of all or a substantial part of its assets to any Person;; will not consolidate or merge with any other Person, or acquire all or substantially all of the properties or assets of any other Person; will not enter into any arrangement with any Person whereby it shall sell or transfer and then lease back any kind of property used in its business, whether now owned or hereafter acquired;;

     (r) The financial statements and other information supplied by Borrower, and/or Guarantor for the Loans were in all material respects correct on the date supplied (subject to normal year end audit adjustments), and since their dates no material adverse change in the financial condition of Borrower, and/or Guarantor has occurred;

     (s) Borrower will not sell or offer to sell or otherwise transfer or encumber all or a part of the Collateral owned by Borrower without written consent of MVP, except if the same is replaced by substitute Collateral of at least equal value or as otherwise permitted under this Agreement; Borrower will keep the Collateral owned by Borrower in good order and repair and will not destroy the Collateral. MVP, at its option, may discharge taxes, liens or other encumbrances placed on the Collateral and may pay for the preservation of the Collateral. Borrower agrees to reimburse MVP, upon demand, for any such expenditures;

     Each request for an Advance made by Borrower pursuant to this Agreement or any of the other Loan Documents shall constitute: (i) an automatic representation and warranty by Borrower to MVP that there does not then exist any event of default; and (ii) a reaffirmation as of the date of said request that all of the representations and warranties of Borrower contained in this Agreement and the other Loan Documents are true and correct in all material respects. The representations and warranties of Borrower contained in this Agreement or any of the other Loan Documents shall survive the execution, delivery and acceptance thereof by MVP and the parties thereof and the Closing of the transactions described therein or related thereto.

     9.     GUARANTOR'S REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS.  Guarantor
            --------------------------------------------------------
hereby represents, warrants and covenants to MVP that all of the following statements are true and correct in all material respects and shall continue to be so until all Liabilities are paid in full and MVP has no obligation to make further Advances:

     (a) Guarantor is duly organized and validly existing under the laws of the State of Nevada. Guarantor is duly qualified and is authorized to do business in all other states and jurisdictions where the character of its property or the nature of its activities make such qualification necessary;

     (b) Guarantor has the right and power and is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party. The execution, delivery and performance of this Agreement and each of the other Loan Documents to which it is a party have been duly authorized by all necessary action and do not and will not, to the best of Guarantor's knowledge, after reasonable inquiry, contravene, violate, result in a breach of or constitute a default under any of Guarantor's governing documents, any applicable law, rule, regulation, order, writ, judgment, injunction, or decree, or any indenture or loan or credit agreement of Guarantor;

     (c) This Agreement is, and each of the other Loan Documents to which it is a party when delivered under this Agreement will be, a legal, valid and binding obligation of Guarantor enforceable against it in accordance with their respective terms, and no notice to or consent of any governmental body or any Person is needed in connection with this Agreement or any Advance under the Loans;

     (d) To the best of Guarantor's knowledge, after reasonable inquiry, Guarantor has, and is in good standing with respect to, all governmental consents, approvals, authorizations, permits, certificates, inspections and franchises necessary to continue to conduct its business as heretofore and/or proposed to be conducted by it;

     (e) Guarantor is not a party or subject to any contract, agreement, charter or other restriction, which materially adversely affects its business. Guarantor is not a party or subject to any contract or agreement which restricts its right or ability to incur any indebtedness which would prohibit the execution of or compliance with this Agreement by Guarantor. Guarantor has not agreed or consented to cause, nor will Guarantor permit in the future (upon the happening of a contingency or otherwise) the Collateral to be subject to a lien that is not permitted under this Agreement;

     (f) Except as set forth in Schedule 9(f) hereto, there are no actions, suits, proceedings or investigations pending, or to the knowledge of Guarantor, threatened, against or affecting Guarantor, or the business, operations, properties, prospects, profits or condition of Guarantor, in any court or before any governmental authority or arbitration board or tribunal. Guarantor is not in default with respect to any order, writ, injunction, judgment, decree or rule of any court, governmental authority or arbitration board or tribunal;

     (g) Neither the financial statements of Guarantor, this Agreement nor any other written statement of Guarantor to MVP, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. There is no material fact which Guarantor has failed to disclose to MVP in writing which adversely affects or, so far as Guarantor can now foresee, will adversely affect the business, prospects, profits or condition (financial or otherwise) of Borrower or Guarantor or the ability of Borrower or Guarantor to perform this Agreement;

     (h) To the best of Guarantor's knowledge, Guarantor has duly complied with, and its property and business operations are in compliance in all material respects with, and will maintain compliance in all material respects with, the provisions of all federal, state and local laws, rules and regulations applicable to Guarantor and its property or the conduct of its business, including, without limitation, federal, state and local laws, rules and regulations relating or pertaining to data protection, confidentiality, safe working conditions, billing and collections, referrals and laboratory and manufacturing practices, and the purchase, storage, movement, use and disposal of hazardous or potentially hazardous substances used in connection with research work and manufacturing operations (including radioactive compounds and infectious disease agents). There have been no citations, notices or orders of noncompliance issued to Guarantor under any such law, rule or regulation, including, without limitation, any demand for reimbursement, recoupment and/or setoff from any governmental entity or Private Third Party Payor rendering payment to Guarantor. As used herein, "Private Third Party Payor" includes any insurance product, self-insured employer, or other source of payment for health care services which is not paid directly by a governmental entity under a governmental program covering the provision of health care and/or laboratory services;

     (i) Guarantor shall use the loan proceeds solely for the purposes described herein and as represented in Borrower's loan request;

     (j) Borrower and/or Individual Guarantors have been and will have the ability to appoint a majority of the directors of Parent;

     (k) Guarantor has not employed or engaged any broker, finder or agent who may claim a commission or fee on the loan transaction described in this Agreement and Guarantor hereby agrees to indemnify and hold MVP harmless from any such claim or demand and litigation resulting therefrom;

     (l) Guarantor shall, from time to time, upon request of MVP, furnish MVP with such information and documents reasonably necessary to protect MVP's interest in the Collateral and to effectuate the terms of this Agreement and the other Loan Documents;

     (m) No event has occurred and no condition exists which would, upon the execution and delivery of this Agreement or Guarantor's performance hereunder, constitute an event of default as hereinafter described. Guarantor is not in default, and no event has occurred and no conditions exist which constitute, or which with the passage of time or the giving of notice or both would constitute, a default in the payment of any indebtedness of Guarantor to any person for money borrowed which could have a material adverse effect on Guarantor;

     (n) Guarantor has and will maintain good and marketable title in the items of property described herein as Collateral free and clear of any liens, encumbrances or adverse claims, whether legal or equitable, except for Permitted Liens or as agreed in writing by MVP. Guarantor shall at all times maintain such insurance, to such extent and against such risks, including, fire, theft, workmen's compensation claims, general liability and property damage, as is customary with companies in the same or similar business or as required by Bank, providing a schedule of same to Bank;

     (o) Guarantor will not incur, create, assume or permit to exist any indebtedness or liability for borrowed money which could constitute a lien upon or create a security interest in its assets except (i) in favor of MVP or Borrower, (ii) Permitted Liens or (iii) for taxes and assessments which may be a lien but are not due and payable;

     (p) Guarantor will not directly or indirectly guarantee or otherwise be responsible for payment or performance of the obligations of any other Person except in favor of MVP;

     (q) Guarantor will not sell, transfer or otherwise dispose of all or a substantial part of its assets to any Person;; will not consolidate or merge with any other Person, or acquire all or substantially all of the properties or assets of any other Person unless, with respect to any merger, (i) such Person is organized under the law of the United States or one of its states, (ii) the Guarantor is the corporation surviving such merger, and (iii) immediately prior to and after giving effect to such merger, no Default or Event of Default exists or would exist; will not enter into any arrangement with any Person whereby it shall sell or transfer and then lease back any kind of property used in its business, whether now owned or hereafter acquired; and will not, without the prior written consent of MVP,;

     (r) The financial statements and other information supplied by Borrower and/or Guarantor for the Loans were in all material respects correct on the date supplied (subject to normal year end audit adjustments), and since their dates no material adverse change in the financial condition of Borrower and/or Guarantor has occurred;

     (s) Guarantor will not sell or offer to sell or otherwise transfer or encumber all or a part of the Collateral owned by Guarantor without written consent of MVP or as otherwise permitted by this Agreement, except if the same is replaced by substitute Collateral of at least equal value; Guarantor will keep the Collateral owned by Guarantor in good order and repair and will not destroy the Collateral. MVP, at its option, may discharge taxes, liens or other encumbrances placed on the Collateral and may pay for the preservation of the Collateral. Guarantor agrees to reimburse MVP, upon demand, for any such expenditures;

     (t) Guarantor has not received notice from any governmental entity (including federal, state or local) that Guarantor has received a material overpayment on receivables, which material overpayment (in excess of any related provision for the same on that person's financial statements and records) would decrease the overall value of the accounts receivable of the Guarantor by in excess of Twenty-Five Thousand Dollars ($25,000.00);

     (u) Guarantor will promptly and immediately notify MVP upon receipt of any notice of overpayment of Twenty-Five Thousand Dollars ($25,000.00) or more in excess of the related provision on the books of the affected person ("Extraordinary Overpayment") and of any attempt by any governmental entity or any Private Third Party Payor to recoup such Extraordinary Overpayment. As used herein, "Private Third Party Payor" includes any insurance product, self-insured employer, or other source of payment for health care services which is not paid directly by a governmental entity under a governmental program covering the provision of health care and/or laboratory services.

     Each request for an Advance made by Borrower pursuant to this Agreement or any of the other Loan Documents shall constitute: (i) an automatic representation and warranty by Guarantor to MVP that there does not then exist any event of default; and (ii) a reaffirmation by Guarantor as of the date of said request that all of the representations and warranties of Guarantor contained in this Agreement and the other Loan Documents are true and correct in all material respects. The representations and warranties of Guarantor contained in this Agreement or any of the other Loan Documents shall survive the execution, delivery and acceptance thereof by MVP and the parties thereof and the Closing of the transactions described therein or related thereto.


     10.     EXISTENCE  AND AUTHORITY; OTHER DOCUMENTS.  At or prior to Closing,
             -----------------------------------------
Borrower  shall  furnish  to  MVP:

     (a) A true, correct and complete copy of all governing documents of Borrower and all amendments thereto, certified by the Secretary of State or other appropriate official of its jurisdiction of formation, or by the general partner of Borrower for unfiled documents;

     (b) A true, correct and complete copy of all governing documents of Guarantor and all amendments thereto, certified by the Secretary of State or other appropriate official of its jurisdiction of incorporation, or by the secretary of Guarantor for unfiled documents;

     (c) Certified copy of resolutions and incumbency certificates from Borrower authorizing the execution, delivery and consummation of the transactions contemplated by this Agreement and all other documents or instruments to be executed and delivered in conjunction herewith;

     (d) Certified copy of resolutions and incumbency certificates from Guarantor authorizing the execution, delivery and consummation of the transactions contemplated by this Agreement and all other documents or instruments to be executed and delivered in conjunction herewith;

     (e) A certificate issued by the Secretary of State or other appropriate official of Guarantor's jurisdiction of incorporation evidencing Guarantor's authority to do business; and

     (d) Such other documents, instruments, certificates, agreements or information as MVP shall request in connection with the matters and transactions contemplated by this Agreement and the other Loan Documents.

     11.     ADDITIONAL  CONDITIONS  TO  CLOSING  AND/OR  ADVANCES.
             -----------------------------------------------------
     (a) No Advances will be made under the Note if such amount, together with all outstanding and unpaid advances under the Note, would exceed the Borrowing Base, as defined in the Note.

     (b)     Lockbox.  At  Closing,  Borrower shall execute and deliver to Fifth
             -------
Third, and shall thereafter at all times until the Liabilities are paid in full and MVP has no obligation to make any Advances, maintain an agreement pursuant to which all accounts receivable payable to Borrower are deposited into a lockbox over which Fifth Third has dominion. Such agreement shall be irrevocable as to all accounts receivable debtors other than governmental
                                                         ----- ----
agencies  and/or  payors.

     12.     BORROWER'S  AFFIRMATIVE  AGREEMENTS.  In  addition  to  any  other
             -----------------------------------
covenants and agreements of Borrower hereunder, Borrower agrees that from the date hereof and until payment in full of all Liabilities and termination of MVP's obligation to make Advances, unless MVP shall otherwise consent in writing, it shall (a) cause to be done all things reasonably needed to preserve its rights and franchises and make good faith efforts to comply with all laws applicable to it; continue to conduct its business substantially as it has during the present year or as it has represented same to MVP; and, at all times, maintain such insurance, to such extent and against such risks, including, fire, theft, workmen's compensation claims, general liability and property damage, as is customary with companies in the same or similar business, providing a schedule of same to MVP; (b) promptly pay all of its obligations, and all taxes, assessments and governmental charges imposed upon it and its business operations before they are in default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a lien upon its properties; (c) promptly notify MVP of any default by Borrower or Guarantor relating to any indebtedness of Borrower or Guarantor or any material, contractual obligation of Borrower or Guarantor; (d) protect, indemnify, defend and save harmless, MVP, any affiliate of MVP, and their respective directors, officers, agents and employees from and against any and all liability, expense or damage of any kind or nature and from any suits, claims or demands, including reasonable legal fees and expenses on account of any matter or thing or action or failure to act of MVP or such affiliate of MVP, whether in suit or not, arising out of this Agreement or any Loan Documents or Security Instrument (as defined in either of the Notes) or in connection herewith or therewith unless said suit, claim or damage is caused by the sole negligence or willful malfeasance of MVP or such affiliate of MVP; and (f) at MVP's request, promptly execute or cause to be executed and deliver to MVP any and all documents, instruments, agreements and information deemed necessary by MVP, in MVP's reasonable discretion, to perfect or to continue the perfection of MVP's liens created hereunder, to facilitate the collection of the Collateral or otherwise to give effect to or carry out the terms or intent of this Agreement or any of the other Loan Documents. The indemnification set forth herein shall survive the Closing of the transaction and the repayment of all Liabilities incurred under the Loan Documents.

     13.     GUARANTOR'S  AFFIRMATIVE  AGREEMENTS.  In  addition  to  any  other
             ------------------------------------
covenants and agreements of Guarantor hereunder, Guarantor agrees that from the date hereof and until payment in full of all Liabilities and termination of MVP's obligation to make Advances, unless MVP shall otherwise consent in writing, it shall (a) cause to be done all things reasonably needed to preserve its rights and franchises and make good faith efforts to comply with all laws applicable to it; continue to conduct its business substantially as it has during the present year or as it has represented same to MVP; and, at all times, maintain such insurance, to such extent and against such risks, including, fire, theft, workmen's compensation claims, general liability and property damage, as is customary with companies in the same or similar business, providing a schedule of same to MVP; (b) promptly pay all of its obligations, and all taxes, assessments and governmental charges imposed upon it and its business operations before they are in default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a lien upon its properties; (c) promptly notify MVP of any default by Borrower or Guarantor relating to any indebtedness of Borrower or Guarantor or any material, contractual obligation of Borrower or Guarantor; (d) protect, indemnify, defend and save harmless, MVP, any affiliate of MVP, and their respective directors, officers, agents and employees from and against any and all liability, expense or damage of any kind or nature and from any suits, claims or demands, including reasonable legal fees and expenses on account of any matter or thing or action or failure to act of MVP or such affiliate of MVP, whether in suit or not, arising out of this Agreement or any Loan Documents or Security Instrument (as defined in either of the Notes) or in connection herewith or therewith unless said suit, claim or damage is caused by the sole negligence or willful malfeasance of MVP or such affiliate of MVP; and (e) at MVP's request, promptly execute or cause to be executed and deliver to MVP any and all documents, instruments, agreements and information deemed necessary by MVP, in MVP's reasonable discretion, to perfect or to continue the perfection of MVP's liens created hereunder, to facilitate the collection of the Collateral or otherwise to give effect to or carry out the terms or intent of this Agreement or any of the other Loan Documents, specifically excluding, however, any patient records. The indemnification set forth herein shall survive the Closing of the transaction and the repayment of all Liabilities incurred under the Loan Documents.

14.     BORROWER'S  NEGATIVE  COVENANTS.  In addition to any other covenants and
        -------------------------------
agreements of Borrower hereunder, Borrower agrees that from the date hereof and until payment in full of all Liabilities and termination of MVP's obligation to make Advances, unless MVP shall otherwise consent in writing, it shall not: (a) incur or permit to exist any indebtedness or liability for borrowed money in excess of Fifty Thousand Dollars ($50,000.00), except for the Liabilities, the existing indebtedness set forth on Schedule 14(a) attached hereto, or as approved by MVP; (b) incur or permit to exist any lien or other encumbrance on the Collateral other than in favor of MVP or as permitted hereunder; (c) guarantee or otherwise be responsible for obligations of any other Person except in favor of MVP or any affiliate of MVP; (d) permit the declaration, or payment of any dividend in respect of, or its capital stock; (e) to the extent the following would cause a material adverse effect on Borrower's ability to perform its obligations hereunder, make any substantial change in its present business or engage in any activities apart from its present business; dissolve, merge or consolidate with or into any other Person, or otherwise change its identity or corporate structure, , or all or a substantial part of its assets (except for inventory in the ordinary course of business) whether now owned or hereinafter acquired, change its corporate or tradename, or change its chief executive and/or operating offices; and (f) create, incur, assume or suffer to exist any lease obligation in excess of Fifty Thousand Dollars ($50,000.00), other than Permitted Liens or lease obligations incurred in the ordinary course of business, make any investment in, or make any loan or advance to, any Person, or purchase or acquire obligations owned by others.

15.     GUARANTOR'S  NEGATIVE COVENANTS.  In addition to any other covenants and
        -------------------------------
agreements of Guarantor hereunder, Guarantor agrees that from the date hereof and until payment in full of all Liabilities and termination of MVP's obligation to make Advances, unless MVP shall otherwise consent in writing, it shall not:
(a) incur or permit to exist any indebtedness or liability for borrowed money in excess of Fifty Thousand Dollars ($50,000.00), except for the Liabilities or as approved by MVP; (b) incur or permit to exist any lien or other encumbrance on the Collateral other than in favor of MVP or as permitted hereunder; (c) guarantee or otherwise be responsible for obligations of any other Person except in favor of MVP or any affiliate of MVP; (d) permit the declaration of, or payment of any dividend in respect of, its capital stock; (e) to the extent the following would cause a material adverse effect on Borrower's ability to perform its obligations hereunder, make any substantial change in its present business or engage in any activities apart from its present business; dissolve, merge or consolidate with or into any other Person, or otherwise change its identity or corporate structure, , or all or a substantial part of its assets (except for inventory in the ordinary course of business) whether now owned or hereinafter acquired, change its corporate or tradename, or change its chief executive and/or operating offices; and (f) create, incur, assume or suffer to exist any lease obligation in excess of Fifty Thousand Dollars ($50,000.00), other than Permitted Liens or lease obligations incurred in the ordinary course of business, make any investment in, or make any loan or advance to, any Person, or purchase or acquire obligations owned by others.

     16.     EVENTS  OF  DEFAULT.  The  following  are  Events  of  Default:
             -------------------

     (a)     Payment.  Default  in  the payment of any Liability within ten (10)
             -------
days of when due, or default with respect to any indebtedness (other than the Liabilities) of Borrower when due or default in the performance of any other obligation incurred in connection with any indebtedness of Borrower for borrowed money, subject to any applicable grace or cure periods, if the effect of such default is the accelerated maturity of such indebtedness;

     (b)     Breach  of  Representations  or  Warranties.  The  breach of any of
             -------------------------------------------
Borrower's or any Guarantor's representations, covenants, agreements or warranties contained in this Agreement (including, without limitation, those set forth in Section 11 of this Agreement) or under the Loan Documents or any Security Instrument (as defined in either of the Notes) in any material respect or the same being misleading in any material respect or the breach of any representations or warranties contained in any other instrument executed in favor of MVP or any affiliate of MVP;

     (c)     Payment  of  Over-Advance.  Refusal  or  failure  to pay amounts in
             -------------------------
excess of the Borrowing Base ("Over-Advance") within ten (10) days after the occurrence of such Over-Advance;

               (d)     Other  Terms,  Covenants  or  Agreements.  Default in the
                       ----------------------------------------
performance of any other term, covenant, condition, obligation or agreement of this Agreement, any Guaranty, any Security Instrument (as defined in either of the Notes) or any Loan Document which continues unremedied for thirty (30) days after written notice of such event to Borrower or Guarantor (as the case may be) from MVP, or any material event of default on the part of Borrower or any Guarantor due to non-performance under any loan, agreement, document or instrument to which Borrower or any Guarantor is now or hereafter a party, or by which any of Borrower's or Guarantor's property is bound, which default or event of default is not cured within the period of grace, if any, provided therein;

     (e)     Liens,  Sales,  Conveyances, etc.  Any sale, conveyance or transfer
             ---------------------------------
of any rights in the Collateral securing the Liabilities, or any destruction, loss or damage of or to the Collateral in any material respect other than a Permitted Lien or as expressly permitted pursuant to this Agreement, or the creation of any lien on the Collateral (except a Permitted Lien, a lien to Secured Party or as expressly agreed by MVP in writing.)

     (f)     Maintenance  of  Insurance.  Failure  of  Borrower  to maintain any
             --------------------------
insurance  required  under  the  terms  of  any  Security  Instrument.

     (g)     Voluntary  Actions.  Borrower  shall  apply  for  or consent to the
             ------------------
appointment of a receiver, trustee or liquidator for itself or for any of its properties or assets, admit in writing the inability to pay debts, make a general assignment for the benefit of creditors, be adjudicated bankrupt or insolvent, or file a voluntary petition under any bankruptcy law, or a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, or liquidation law, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or any of the foregoing shall occur with respect to any Guarantor;

     (h)     Involuntary  Actions.  An  order  shall  be  entered,  without  the
             --------------------
application or consent of Borrower, by any court approving a petition seeking reorganization of Borrower or of all or a substantial part of the properties or assets of Borrower or appointing a receiver, trustee or liquidator of Borrower and such order shall continue unstayed and in effect for a period of thirty
(30) days or more, or the institution of any garnishment proceedings by attachment, levy or otherwise, against any deposit balance maintained or any property deposited with MVP by Borrower and such proceeding is not discharged within ten (10) days of its commencement, or any of the foregoing shall occur with respect to any Guarantor or Parent.

     17.     ACTION  UPON DEFAULT.  Upon the occurrence of any Event of Default,
             --------------------
in addition to all rights and remedies available to it at law or in equity (which rights and remedies are expressly reserved by MVP) MVP may, upon notice to Borrower, at its election (but without any obligation to do so), without further demand or notice of any kind or any appraisal or evaluation, all of which are hereby expressly waived by Borrower:

     (a)     Cease  making  any  Advances  under  the  Note;

     (b) Pay any taxes, discharge any lien, procure any insurance, pay any contractor, subcontractor, materialman or supplier or cure any default by Borrower or Guarantor and the costs thereof shall be deemed Liabilities bearing interest at the highest Default Rate under the Notes and secured by the Security Instruments (as defined in either of the Notes), and/or the Collateral;

     (c) Declare the Note and any or all Liabilities due and payable forthwith in full, both as to principal and interest, anything contained in this Agreement or the Loan Documents to the contrary notwithstanding (which shall be automatic upon the occurrence of any event described in 16(g) or 16(h) above).

     MVP may proceed to the enforcement of this Agreement or any other Loan Documents with its rights and remedies as provided by law or equity against any Collateral in any combination or order as MVP shall choose.

     18.     FURTHER MVP RIGHTS.  Without limiting any other provision contained
             ------------------
herein, should any or all Liabilities become forthwith due and payable as set forth in paragraph 17 above, MVP may sell or deliver the Collateral or any part thereof, in good faith at any broker's board, or at public or private sale, in whole at any time or in part from time to time within Florida or elsewhere, for cash, upon credit or for future delivery and at such place or prices as it shall deem satisfactory. MVP may be a good faith purchaser of any Collateral and may apply to the purchase price of the Collateral any amounts due and unpaid as Liabilities. Any such sales shall be free from any right or equity of redemption in Borrower or any Guarantor, which right or equity, if any, is hereby expressly waived and released by Borrower and all Guarantors. In case of any sale by MVP of any of the Collateral on credit or for future delivery, the Collateral sold may be retained by MVP until the selling price is paid by the purchaser, but MVP shall incur no liability in case of a failure of the purchaser to take up or pay for the Collateral so sold. In case of any such failure, such Collateral so sold may be again similarly sold. In lieu of exercising a power of sale hereunder conferred upon it, MVP may, in its sole discretion, proceed by suit or suits at law or in equity to enforce the security interest and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. Borrower and Guarantors each authorize MVP, in connection with any sale, assignment, transfer or delivery for the purpose of enforcing this Agreement, to execute and deliver such bills of sale, assignments and other instruments that the MVP shall consider necessary. Nevertheless, Borrower and Guarantors each agree, if requested by MVP, to ratify and confirm any such sale, assignment, transfer or delivery by executing and delivering to MVP or any purchaser all bills of sale, assignments, releases and other proper instruments or documents to effect such ratification and confirmation as may be designated at any such request. The proceeds of such sales may be applied to the Liabilities in any manner or order MVP desires. MVP shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted in Florida and under any other applicable law.

     19.     NO  WAIVER.  The  failure  of  MVP to insist upon strict compliance
             ----------
with and performance of any of the terms and conditions of this Agreement shall not constitute a waiver of any such term or condition. Any waiver granted hereunder shall be in writing signed by MVP and shall apply only to the specific instance referenced therein and only for that specific time. Any waiver granted for one event shall not constitute a waiver of any same or similar condition or event occurring at a subsequent date. No waiver by MVP of any Event of Default shall be held or construed to be a waiver of any other Event of Default whether or not subsequently occurring. No Advances under this Agreement shall constitute a waiver of any of the conditions of the MVP's obligation to make further Advances, nor, in the event Borrower is unable to satisfy any such condition, shall any such failure to insist upon strict compliance have the effect of precluding MVP from thereafter declaring such inability to be an Event of Default as herein provided. The remedies set forth herein are cumulative and are in addition to any other remedies available to MVP by law or equity or by any other documents executed by Borrower or any Guarantor in connection with this loan, and MVP may pursue any one, several or all of said remedies upon the occurrence of any Event of Default.

     20.     GENERAL  CONDITIONS.
             -------------------

     (a)     Indemnity.  Each  of  Borrower and Guarantor hereby indemnifies and
             ---------
agrees to defend and hold harmless each of MVP and any affiliate of MVP and their respective directors, officers, agents and employees, from and against any and all liabilities, claims, charges, losses, expenses (including, without limitation, attorneys' fees and disbursements) or damages of any kind or nature, or otherwise which may arise in connection with this Agreement or any of the other Loan Documents or the consummation of the transactions contemplated herein or therein, except to the extent any such liabilities, claims, charges, losses, expenses or damages arise solely and directly out of the gross negligence or willful misconduct of MVP or any affiliate of MVP or their respective directors, officers, agents or employees.

     (b)     Submission  of  Evidence.  Any  condition  of  this Agreement which
             ------------------------
requires the submission of evidence of the existence or non-existence of a specified fact or facts implies as a condition the existence or non-existence, as the case may be, of such fact or facts, and MVP shall, at all times, be free to independently establish to its satisfaction such existence or non-existence.

     (c)     MVP  Sole  Beneficiary.  All terms, provisions, covenants and other
             ----------------------
conditions of the obligations of MVP to make Advances hereunder are imposed solely and exclusively for the benefit of MVP and its successors and assigns, and no other person shall have standing to require satisfaction of such terms, covenants and other conditions in accordance with their terms or be deemed to be a beneficiary of such terms, covenants and other conditions, any or all of which may be freely waived, in whole or in part, by MVP at any time if, in MVP's sole discretion, MVP deems it advisable or desirable to do so.

     (d)     Severability  of Provisions.  Any provision of this Agreement which
             ---------------------------
is prohibited or unenforceable in the State of Florida or in any jurisdiction in the United States shall, as to the State of Florida or such jurisdiction in the United States, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     (e)     Headings.  The  headings and captions of various paragraphs of this
             --------
Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     (f)     No  Joint Venture.  Neither Borrower or Guarantor are and shall not
             -----------------
be  deemed  to  be  a  joint venturer with, or an agent of, MVP for any purpose.

     (g)     Incorporation  By  Reference.  Borrower  and  Guarantors agree that
             ----------------------------
until this Agreement is terminated by the repayment to MVP and any affiliate of MVP of all principal and interest due and owing on both of the Notes, any of the Liabilities, and other sums due and owing pursuant to the other Loan Documents, either of the Notes, the Security Instruments (as defined in either of the Notes), and the other Loan Documents shall be made subject to all the terms, covenants, conditions, obligations, stipulations and agreements contained in this Agreement to the same extent and effect as if fully set forth in and made a part of the Notes, such Security Instruments, and the other Loan Documents. In the event of a direct conflict between any of the Loan Documents and the provisions of this Agreement, this Agreement shall be controlling.

     (h)     Further  Assurances.  Borrower and Guarantors hereby agree promptly
             -------------------
to execute and deliver such additional documents, agreements and instruments and promptly to take such additional action as MVP may at any time and from time to time reasonably request in writing in order for MVP to obtain the full benefits and rights granted or purported to be granted by this Agreement.

     21.     INSPECTIONS.  MVP,  through  its  officers,  agents,  employees  or
             -----------
designees, shall have the right at all reasonable times to examine the books, records, accounting data and other documents of Borrower and/or Guarantor and to make extracts therefrom or copies thereof. Said books, records and documents shall be made available to MVP, its officers, agents and employees promptly (and in any event within three (3) business days) upon written demand therefor. Notwithstanding the foregoing or any other provision of this Agreement, MVP acknowledges that at no time will it be permitted, or have a right to, access to any private patient records.

     22.     COSTS  AND  EXPENSES.  Borrower  shall  pay all reasonable expenses
             --------------------
incidental to the making and administration of this loan, including, but not limited to, pre-Closing, Closing and post-Closing expenses, commitment fees, recording and filing fees, appraisal fees, attorneys' fees and any and all other out-of-pocket expenses or fees incurred in connection with the negotiation, preparation, review, amendment or modification of the documents relating to the Loans, the administration of the Loans, or the enforcement of any of MVP's rights. Borrower agrees that MVP's determination that an expense is a necessary expense incidental to the making or administration of the Loans shall constitute a conclusive determination of Borrower's obligation to pay such expenses.

     23.     NOTICES.  Any  notices  required to be given herein by any party to
             -------
the other shall be in writing and either personally delivered or sent registered or certified mail, postage prepaid, return receipt requested, to:

     Borrower:            Neogenomics,  Inc.
                          1726  Medical  Blvd.,  Suite  101
                          Naples,  FL  34110
                          Attention:  Michael  Dent

     Guarantor:           Neogenomics,  Inc.
                          1726  Medical  Blvd.,  Suite  101
                          Naples,  FL  34110
                          Attention:  Michael  Dent


         MVP:             MVP  3,  LP
                          1740  Persimmon  Drive
                          Naples,  FL  34109
                          Attention:   Steven  Jones

or such other address as either party hereafter designates to the other in writing as aforesaid.

24.     MISCELLANEOUS.  No  right,  interest  or  benefit  of Borrower hereunder
        -------------
shall be assigned or otherwise transferred by it. This Agreement, the Notes, the Loan Documents and any other documents required to be executed and delivered by Borrower or any of the Guarantors in accordance with this Agreement, constitute the entire and complete agreement by and between MVP and Borrower concerning the Loans described in this Agreement. In the event of any conflict or inconsistency between this Agreement and any of the other Loan Documents, the terms of this Agreement shall govern. No change, amendment or modification of or to this Agreement, the Notes, the Loan Documents and/or any of the other documents executed and delivered by Borrower or any of the Guarantors shall be binding unless in writing and signed by MVP. All representations, warranties and agreements herein contained shall survive the Closing. This Agreement is made and entered into for the sole protection and benefit of MVP, affiliates of MVP, Borrower, and their respective successors and assigns, and no other person shall have any right of action hereon. Time is of the essence hereof. Whenever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall include all genders. Upon Borrower's payment in full of any loans now or hereafter issued by MVP or any affiliate of MVP for the benefit of or at the request of Borrower or Parent, under this Agreement or any other document, instrument or agreement related to this Agreement, MVP shall cause Fifth Third to release Borrower and Parent from any and all of their obligations under the Fifth Third Loan Documents.

     25.     GOVERNING LAW; CONSENT TO FORUM.  This Agreement and all other Loan
             -------------------------------
Documents have been negotiated, executed and delivered at and shall be deemed to have been made in the State of Florida. This Agreement and all other Loan Documents shall be governed by and construed in accordance with the laws of the State of Florida; provided, however, that if any of the Collateral shall be
                     --------   -------
located in any jurisdiction other than Florida, the laws of such jurisdiction shall govern the method, manner and procedure for foreclosure of MVP's lien upon such Collateral and the enforcement of MVP's other remedies with respect to such Collateral to the extent that the laws of such jurisdiction are different from or inconsistent with the laws of Florida. As part of the consideration for new value this day received, Borrower and Guarantors each hereby consent and submit to the personal jurisdiction of the Circuit Court for Collier County, Florida and the United States District Court for the Middle District of Florida, and waive personal service of any and all process upon it and consent that all such service of process be made by certified or registered mail directed to such party at the address stated in paragraph 23, with service so made deemed to be completed upon actual receipt thereof. Borrower and each of the Guarantors waive any objection to jurisdiction and venue of any action instituted against it as provided herein and agree not to assert any defense based on lack of jurisdiction or venue.

     26.     WAIVER  OF  RIGHT  TO  TRIAL BY JURY.  BORROWER, GUARANTOR, AND MVP
             ------------------------------------
EACH HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR CROSS-CLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, THE LIABILITIES, ANY COLLATERAL OR ANY TRANSACTION ARISING THEREFROM OR RELATED THERETO.

     27.     CLOSING.  All references herein to the "Closing" shall be deemed to
             -------
refer to the actual date on which this Agreement is executed and delivered to MVP, which is April ll, 2003.
                        --

     28.   ASSIGNMENT.   No party may assign either this Agreement or any of his
           ----------
or its rights, interests, or obligations hereunder without the prior written approval of the other parties hereto; provided, however, that MVP may assign any
                                      -----------------
or all of its rights and interests hereunder to Fifth Third in order to secure its obligations under the Fifth Third Loan Agreement.


                   [BALANCE OF THIS PAGE INTENTIONALLY BLANK.]

IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized officers of Borrower, Guarantor and MVP as of the day and year first above written.

Signed  In  the  Presence  of:     MVP:

MVP  3,  L.P.,  a  Delaware  limited  partnership

By  MEDICAL  VENTURES  PARTNERS
LLC. a Delaware limited liability company, its general partner,


Print  Name
By:
Name:
Its:

Borrower:

NEOGENOMICS,  INC.,  a  Florida  corporation

Print  Name
By:

Print  Name:
Name:
Its:

Guarantor:

NEOGENOMICS,  INC.,  a  Nevada  corporation



By
Print  Name:
Name:
Its:

                                     ------
                                    EXHIBIT A
                                    ---------

                                      NOTE
                                      ----


$1,500,000.00     As  of  April  15,  2003
                                                                 Naples, Florida

FOR VALUE RECEIVED, the undersigned, NEGENOMICS, INC., a Florida corporation, having its principal office at1726 Medical Blvd., Suite 101, Naples, FL 34110 (hereinafter referred to as "Borrower"), promises to pay to the order of MVP 3, LP, a Delaware limited liability company, with an office at 1740 Persimmon Drive, Naples, FL 34109 (hereinafter referred to as "MVP"), or holder, the principal sum of One Million Five Hundred Thousand Dollars ($1,500,000.00), or so much thereof as may be advanced by MVP to Borrower from time to time pursuant to the terms hereof and of that certain Loan and Security Agreement by and between Borrower and MVP dated of even date herewith (as the same may be amended, modified, restated, extended and/or replaced from time to time, the "Loan Agreement"), together with any additional payments or sums provided for in this Note, the Loan Agreement, and the Security Instruments (as hereinafter defined), with interest from the date of advance, at the rate and in the manner hereinafter specified. The principal amount of each loan made by MVP under this Note and the amount of each prepayment made by Borrower under this Note will be recorded by MVP in the regularly maintained data processing records of MVP. The aggregate unpaid principal amount of all loans set forth in such schedule or in such records will be presumptive evidence of the principal amount owing and unpaid on this Note. However, failure by MVP to make any such entry will not limit or otherwise affect Borrower's obligations under this Note, the Loan Agreement, or the Security Instruments. Borrower may not prepay and then reborrow any principal sums hereunder. At no time will the total of all Advances (as hereafter defined) exceed the lesser of the face amount of this Note or the Borrowing Base (as hereinafter defined). If the total principal amount of all Advances made hereunder at any time exceeds the face amount of this Note or exceeds the Borrowing Base (as hereinafter defined), Borrower will immediately pay the amount of such excess to MVP.

Interest
--------



Interest shall be at the rate per annum equal to the Prime Rate (as hereinafter defined) plus eight percent (8%). Interest shall be charged on the outstanding principal balance of this Note from time to time owing from the date such principal is advanced. During the term of this Note, the rate of interest shall be based on the hereinafter defined Prime Rate from time to time in effect. Said rate of interest shall increase and decrease automatically and without notice in the same amount and on the same day that said Prime Rate increases or decreases. Any reference herein to the "prime rate of interest" or Prime Rate is hereby defined to mean the prime, base or reference rate of interest for commercial loans set and established by MVP from time to time, which rate is not intended to be nor is defined as the lowest rate of interest charged by MVP to its most preferred borrowers and whether or not such rate is actually charged. All Interest shall be calculated on the basis of a 360-day year for actual days elapsed. Interest after maturity (whether as stated, by acceleration or otherwise) on any and all portions of the principal amount and any unpaid interest shall be at a rate per annum equal to six percent (6%) above the rate otherwise then payable (hereinafter referred to as the "Default Rate of Interest"). Interest shall be payable in arrears and shall accrue as of the date of the first Advance hereunder.

Payments
--------

     Interest only on the unpaid principal balance of this Note shall be due and payable monthly in arrears commencing on the last day of April, 2003, with successive payments due on the last day of each succeeding and consecutive month thereafter, and continuing until maturity (as stated, by acceleration or otherwise), at which time the then outstanding principal amount hereof, which is acknowledged by Borrower to be a balloon payment, together with interest and any and all other amounts due hereunder or under the hereinafter described Security Instruments shall be due and payable. All payments under this Note shall be applied, at MVP's discretion, to payment of accrued interest, late fees and any other amounts due and payable by Borrower hereunder or under the Security Instruments with the balance to be applied towards the principal amount owed hereunder.

Prepayments;  Required  Payments
--------------------------------

     Borrower may prepay this Note in whole or in part at any time without premium or penalty. No prepayment or required payment made pursuant to this section shall be deemed to relieve Borrower of its obligation to make other payments hereunder, including, without limitation any scheduled interest payment.

Term  of  Note
--------------

     The entire unpaid principal balance of this Note, together with accrued interest thereon, shall be due and payable unless earlier accelerated as provided herein, on March 31, 2005, subject to extension by MVP in its sole discretion ("Maturity Date").

Place  of  Payments
-------------------

     Payments shall be payable in lawful money of the United States to MVP at its office at 1740 Persimmon Drive, Naples, FL 34109, or at such place as shall hereafter be designated by written notice from the holder to the Borrower.

Monetary  Default
-----------------

     Upon the failure to make any payment required hereunder or under any of the other Security Instruments or under any other obligation of Borrower to MVP when due, the entire unpaid principal of this Note, together with accrued interest thereon and any other sums due to MVP by Borrower, shall become at once due and collectible at the option of the MVP or holder, without notice or demand and MVP or holder may proceed to foreclose all liens and security interests securing this Note. The notice of the exercise of the option to accelerate contained in this paragraph is hereby expressly waived by Borrower. Failure of the MVP or holder to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

------
"Security  Instruments"
-----------------------

     The payment of this Note is secured by valid and subsisting (a) Loan Agreement, (b) Security Agreement of even date herewith executed by Borrower in favor of MVP, as the same may be amended, modified, extended, replaced or restated from time to time ("Borrower Security Agreement"), (c) Security Agreement of even date herewith executed by NeoGenomics, Inc., a Nevada corporation and the parent of Borrower ("Parent"), in favor of MVP, as the same may be amended, modified, extended, replaced, or restated from time to time ("NeoGenomics Security Agreement"), and (d) a Stock Pledge Agreement, even date herewith, executed by Parent, as the same may be amended, modified, extended, replaced, or restated from time to time (the "Stock Pledge Agreement"). The Loan Agreement, the Borrower Security Agreement, the NeoGenomics Security Agreement, and the Stock Pledge Agreement, and all other instruments now or hereafter executed in connection with or as security for this Note or any other obligations of Borrower to MVP have heretofore and shall hereinafter be collectively referred to as the "Security Instruments."

Security  and  Non-Monetary  Default
------------------------------------

     All of the agreements, conditions, covenants, warranties, representations, provisions and stipulations made by or imposed upon Borrower in the Security Instruments are hereby made a part of this Note to the same extent, and with the same force and effect, as if they were fully recited herein. Should there be an Event of Default (as defined in the Loan Agreement), then MVP, or holder, shall have (after the expiration of any applicable grace period and notice expressly set forth in the Loan Agreement), in addition to any and all other rights, remedies and recourses available to it, the right and option to declare the entire unpaid principal balance and accrued interest on this Note and any other sums due to MVP by Borrower at once due and payable without further demand or presentment for payment to Borrower, and proceed to foreclose all liens and security interests securing the payment of same and to invoke all rights, remedies and recourses relating thereto. The notice of the exercise of the option to accelerate contained in this paragraph is hereby expressly waived by Borrower. Failure of the MVP or holder to exercise the option contained in this paragraph shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

Late  Charge
------------

     In the event that any payment herein provided for shall become overdue for a period in excess of ten (10) days, a late charge of five percent (5%) of such amount so overdue shall become immediately due to the MVP or holder, not as a penalty, but as agreed compensation to MVP or holder for the additional costs and expenses incident to such default in making a payment or payments. Borrower acknowledges that the exact amount of such costs and expenses may be difficult, if not impossible, to determine with certainty, and further acknowledges and confesses the amount of such charge to be a consciously considered, good faith estimate of the actual damage to MVP or holder by reason of such default. Said charge shall be payable in any event no later than the due date of the next subsequent payment hereunder. Assessment of the late charge shall not in any event be deemed to extend the date upon which such installment is due. Failure to pay an assessed late charge is an event of default. The assessment and/or collection of any late charge shall in no way impair MVP's right to pursue any other remedies upon default hereunder, nor shall the acceptance by MVP of any late payment or other performance which does not strictly comply with the terms of this Note or any of the Security Instruments, be deemed to be a waiver of any rights of MVP arising as a result of any other failure to comply.

Default  Rate
-------------

     In the event of any default hereunder or under any of the Security Instruments, the unpaid principal balance of this Note and accrued interest thereon, together with the late charge set forth in the preceding paragraph and all other sums due to MVP or holder by Borrower, shall bear interest at the Default Rate of Interest until all sums are paid in full.

Right  of  Set-Off
------------------

     Borrower grants to MVP a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges and transfers to MVP all Borrower's right, title and interest in and to, the accounts of Borrower with MVP (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding, however, all IRA and Keogh accounts. Borrower authorizes MVP, to the extent permitted by applicable law and upon the occurrence of any default hereunder or under any of the Security Instruments, to charge or set-off all sums owing on this Note against any and all such accounts, provided, however, without impairing or limiting MVP's security interest, that MVP shall not set-off against any IRA or Keogh accounts.

Conditions  for  Advance
------------------------


No Advance shall be made hereunder if MVP in its sole discretion determines that the total amount of all outstanding and unpaid Advances plus the requested Advance would exceed the Borrowing Base. No Advance shall be made hereunder if Borrower is in default hereunder or under any of the Security Instruments. No Advance shall be made hereunder without submission of a current Borrowing Base Certificate evidencing that the total of such requested Advance plus all outstanding and unpaid Advances will not exceed the Borrowing Base.

Borrowing  Base  Covenant
-------------------------

     At all times hereafter, and so long as any principal is outstanding hereunder or Bank has any obligation to advance funds hereunder, Borrower shall not permit the total of all unpaid Advances hereunder to exceed the Borrowing Base. Bank may, by notice to Borrower, require compliance with such additional covenants as Bank may, in its reasonable discretion, deem necessary to ensure that Borrower's financial status does not change in a material adverse manner.

Definitions
-----------

     As  used  herein,  the  following  terms  shall have the following meaning:

     "Accounts" shall have the meaning ascribed thereto in the Uniform Commercial Code in effect in the State of Florida from time to time, as the same may be amended and/or modified.

     "Advance"  shall  mean  each  principal  amount  advanced  hereunder.

     "Borrowing Base" shall mean the total of eighty percent (80%) of Eligible Accounts plus fifty percent (50%) percent of the Book Value (determined pursuant to GAAP) of all Equipment owned by Borrower plus One Hundred and Twenty Five Thousand Dollars ($125,000) during the period between the date of this Note and June 30, 2003 and plus Five Hundred Thousand Dollars ($500,000) thereafter.

     "Borrowing Base Certificate" shall mean a collateral report substantially in the form of Schedule A attached hereto and incorporated herein by reference, identifying the calculation of and basis for the Borrowing Base.

     "Eligible Accounts" shall mean all of NeoGenomics' Accounts minus (a) any of NeoGenomics Accounts which are unpaid more than ninety (90) days from the earlier of the date of invoice or billing, (b) any of NeoGenomics' Accounts owed by an Account Debtor for whom twenty-five percent (25%) or more of such Account Debtor's Total Accounts are unpaid more than sixty (60) days from the date of invoice, (c) contra accounts, i.e., Accounts owed by an Account Debtor to whom NeoGenomics is also a vendor, (d) Accounts owed by a foreign Account Debtor, and
(e) Accounts owed to NeoGenomics by Borrower or any other entity related to either Borrower or NeoGenomics by common ownership.

     "Equipment" shall have the meaning ascribed thereto in the Uniform Commercial Code in effect in the State of Florida from time to time, as the same may be amended and/or modified.

     "GAAP" means generally accepted accounting principles, consistently applied.

     "Person" means any individual, entity or governmental agency, and shall be construed in its broadest sense.

Additional  Requirements
------------------------

     Borrower  shall  submit  to  MVP  the  following:

(a) upon (i) execution of this Note, (ii) with every request for an Advance, and (iii) on or before the twentieth (20th) day of every month, a Borrowing Base Certificate evidencing that the total of all outstanding Advances as of the execution of this Note (for a Borrowing Base Certificate submitted pursuant to (i) above), upon making of such additional Advance taking into account the Advance requested (for a Borrowing Base Certificate submitted pursuant to (ii) above) or as of the end of the preceding month (for a Borrowing Base Certificate submitted pursuant to (iii) above) does not exceed the Borrowing Base and, for a Borrowing Base Certificate submitted pursuant to (i) or (iii) above, also containing a complete aging of NeoGenomics' Accounts and accounts payable;

(b) within three (3) days of filing, complete copies of its federal tax returns, with all schedules;

(c) such additional documents regarding Borrower's financial condition, assets or ability to repay Advances as Bank may deem necessary or desirable.

Waiver  of  Laws
----------------

     Borrower hereby waives the benefit of any laws which now or hereafter might authorize the stay of any execution to be issued on any judgment recovered on this Note or the exemption of any property from levy or sale thereunder. Borrower also waives and releases unto MVP or holder hereof, all errors, defects and imperfections whatsoever of a procedural nature in the entering of any judgment or any process or proceedings relating thereto.

WAIVER  OF  RIGHT  TO  TRIAL  BY  JURY.
--------------------------------------

     BORROWER AND MVP EACH HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR CROSS-CLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THIS NOTE, THE SECURITY INSTRUMENTS, THE OBLIGATIONS EVIDENCED HEREBY, AND/OR ANY COLLATERAL OR ANY TRANSACTION ARISING THEREFROM OR RELATED HERETO.

Non-Waiver
----------

     The remedies of this Note and the aforedescribed Security Instruments securing the same, providing for the enforcement of the payment of the principal sum thereby secured, together with the interest thereon, and for the performance of the covenants, conditions and agreements, matters and things herein and therein contained, are cumulative and concurrent and may be pursued singly or successively or together, at the sole discretion of MVP or holder, and may be exercised as often as occasion therefor shall occur. The waiver by MVP or any holder hereof of, or failure to enforce any covenant or condition of this Note or the Security Instruments, or to declare any default thereunder or hereunder, shall not operate as a waiver of any subsequent default or affect the right of the MVP or holder to exercise any right or remedy not expressly waived in writing by MVP or holder.

Payment  of  Expenses
---------------------

     Borrower shall pay, upon receipt of an invoice therefor, all legal fees and other out-of-pocket expenses incurred by MVP in connection herewith.

Costs  of  Collection
---------------------

     Borrower hereby unconditionally agrees to pay the costs of collection of this Note, including, but not limited to, reasonable attorney fees incurred by MVP or holder, if collectible in the jurisdiction in which a judgment is rendered or sought to be enforced.

Acknowledgment  of  Type  of  Debt  and  Use  of  Proceeds
----------------------------------------------------------

Borrower hereby acknowledges, warrants and represents that this is not a consumer transaction and that the principal sum evidenced hereby was not used for any consumer purpose but was used solely in connection with a commercial, business transaction. Borrower hereby acknowledges, warrants and represents that it will use all Advances solely as and for its working capital purposes.

Binding  Effect
---------------

     This obligation shall bind Borrower and Borrower's successors and permitted assigns, as the case may be, and the benefits hereof shall inure to any holder hereof and its successors and assigns.

Waiver  of  Presentment,  Etc.
------------------------------

     Borrower, and all sureties, endorsers and guarantors of this Note, if any, hereby: (a) waive demand, presentment for payment, notice of non-payment, protest, notice of protest and all other notice (unless notice is specifically otherwise required in this Note), filing of suit or diligence in collecting this Note, in enforcing any of the security rights or in proceeding against any of the property which is collateral for this Note; (b) agree to any substitution, exchange, addition or release of any such property or the addition or release of any party or Person primarily or secondarily liable herein; (c) agree that MVP or holder shall not be required first to institute any suit, or to exhaust its remedies against the Borrower or any other Person or party in order to enforce payment of this Note; (d) consent to any extension, rearrangement, renewal or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice, consent or consideration to any of them; and (e) agree that, notwithstanding the occurrence of any of the foregoing, except as to any such Person expressly released in writing by MVP or holder, they shall be and remain jointly and severally, directly and primarily, liable for all sums due hereunder and under any and all of the Security Instruments.

Governing  Law
--------------

     This Note and the Security Instruments shall be governed and construed in accordance with the laws of the State of Florida and of the United States.

Severability  -  Usury
----------------------

     The unenforceability or invalidity of any one or more provisions, clauses, sentences and/or paragraphs of this Note shall not render any other provision, clause, sentence and/or paragraph herein contained unenforceable or invalid.

     It is the intention of MVP or holder, which is signified by acceptance of this Note, that this Note shall comply with all applicable usury laws now or hereafter in effect. Accordingly, to the extent that any rate of interest stated in this Note exceeds the maximum rate of interest which may be charged on loans of the type and nature evidenced by this Note, then said interest shall be abated and reduced to the extent necessary to conform with the maximum permissible rate.

     IN WITNESS WHEREOF, Borrower has executed this Note as of the date and year first above written in Naples, Florida.

MVP  3,  L.P.,  a  Delaware  limited  partnership

By  MEDICAL  VENTURES  PARTNERS,  LLC.
a Delaware limited liability company, its general partner,

By:     ____________________________
Name:   Steven  Jones,  Member


NEOGENOMICS,  INC.,  a  Florida  corporation


By:
Name:  Michael  Dent
Its:    President  and  Chief  Executive  Officer

                                   SCHEDULE A
                                    MVP 3, LP
                           BORROWING BASE CERTIFICATE

              NeoGenomics, Inc., a Florida corporation ("Company")


     The undersigned, in accordance with and subject to the terms of the Loan and Security Agreement dated April 15, 2003 between NeoGenomics, Inc, a Florida Corporation ("Borrower") and MVP 3 LP, a Delaware Limited Partnership "(MVP") (as the same may be hereafter amended, restated, extended, revised, and/or modified from time to time, hereinafter referred to as the "Agreement"), and the Revolving Line of Credit Note as defined therein ("Note"), hereby certifies as of ______________________________ [insert month and year] that the following computations have been made in accordance with the provisions of the Agreement and the Note and without duplication or overlap:

A.     Accounts Availability per Formula     as per Borrowing Base definition in
the Note and as certified on the attached pass through Borrowing Base Certificate to Fifth Third Bank.
          $______________

B. Equipment Availability per Formula as per Borrowing Base definition in the Note and as certified on the attached pass through Borrowing Base Certificate to Fifth Third Bank.
          $______________

C. Non-Collateralized Availability as of the date first written above as per the Borrowing Base definition in the Note
          $______________


D.     Total  Credit  Availability  per  Formula  (A+B+C)
$_____________

     Less  Outstanding  collateralized  debt  under  Note  (amounts  outstanding
pursuant  to  A+B  above)     $_____________

     Less  Outstanding  non-collateralized  debt under Note (amounts outstanding
pursuant  to  C  above)          $_____________

     Total  Amounts  Outstanding  prior  to  the  current  draw  request
$_____________

     EXCESS  (DEFICIT)  AVAILABILITY                              $_____________


     AMOUNT OF ADVANCE REQUESTED WITH THIS BORROWING BASE CERTIFICATE $_____________

For the purposes of inducing MVP to grant Revolving Line of Credit Loans pursuant to the Note and Agreement, we hereby certify that the foregoing Borrowing Base Certificate and the attached Borrowing Base Certificate to Fifth Third Bank is true and correct in all particulars and that there is no Event of Default or event which, but for the passage of time or notice or both, would constitute an Event of Default under the Agreement or the Note.


NeoGenomics,  Inc.,  a  Florida  corporation  ("Company")

By:__________________________________________
Title:_________________________________________
Dated:________________________________________

Borrowing  Base  Certificate  No.:____________